Exhibit 10.5
                                                  Exhibit 1.01-A
                                                     to
                                             Security Agreement

COLLATERAL ASSIGNMENT OF
TRADEMARKS, TRADEMARK APPLICATIONS,
PATENTS AND PATENT APPLICATIONS


THIS COLLATERAL ASSIGNMENT OF TRADEMARKS, TRADEMARK APPLICATIONS, PATENTS AND PATENT APPLICATIONS is made as of June 11, 1999, by and among Hauser, Inc., a Colorado corporation, Zuellig Botanical Extracts, Inc., a Delaware corporation, ZetaPharm, Inc., a New York corporation, Wilcox Drug Company, Inc., a Delaware corporation, Shuster Laboratories, Inc., a Massachusetts corporation (each, an "Assignor" and collectively, the "Assignors"), and Wells Fargo Bank, National Association (the "Assignee").
W I T N E S S E T H:
WHEREAS, Assignors are the owners of certain trademarks, trademark applications, patents and patent applications listed in Exhibit A attached to this document; and
WHEREAS, Assignors and Assignee have entered into that certain Credit Agreement dated as of June 11, 1999 (as from time to time amended, modified or supplemented, the "Credit Agreement"), pursuant to which, upon the satisfaction by the Assignors of the terms and conditions contained therein, Assignee will make loans to Assignors; and WHEREAS, pursuant to the Credit Agreement, Assignors have agreed to grant Assignee a security interest in all of their right, title and interest in and to the trademarks, trademark applications, patents and patent applications described in Exhibit A, and in and to the goodwill symbolized by such trademarks (the "Goodwill"), as collateral security for the Obligations as defined in the Credit Agreement; and WHEREAS, except as noted on Exhibit A attached to this document, Assignors are the owners of the entire right, title and interest in the trademarks, trademark applications, patents and patent applications being assigned hereby.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Assignors hereby:
     1. Assign, pledge and grant to Assignee, as security for the Obligations, a security interest in and to the trademarks, trademark applications, patents and patent applications listed in Exhibit A attached to this document, and to the Goodwill, and a security interest in and to all trademarks, trademark applications, Goodwill, patents and patent applications acquired by Assignors after the date hereof.
     2. Authorize and request the Commissioner of Patents and Trademarks of the United States of America and the empowered officials of all other governments to note in the record the existence of the security interest granted hereunder with respect to each of the trademarks, trademark applications, patents and patent applications listed in Exhibit A attached to this document, and to the Goodwill, and to all trademarks, trademark applications, Goodwill, patents and patent applications acquired by Assignors after the date hereof.
     3. Acknowledge that notices and other communications shall be in writing and given as provided in Section 8.01 of the Credit Agreement. Communications and notices to any Assignor shall be given to it at its address set forth in Exhibit B attached to this document.
     4. Agree upon the request of Assignee and at the expense of Assignors to take any reasonable actions and execute any documents necessary to effectuate this assignment and the security interest created in the trademarks, trademark applications, patents and patent applications listed in Exhibit A to this document.
     IN WITNESS WHEREOF, Assignors have caused this Assignment to be signed by their respective authorized officers as of the day and year first above written.


                              ASSIGNEE:

                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION


                              By:
                              Name:
                              Title:



                              ASSIGNORS:

                              HAUSER, INC.


                              By:
                              Name:
                              Title:


                              ZUELLIG BOTANTICAL EXTRACTS,
                              INC.


                              By:
                              Name:
                              Title:


                              ZETAPHARM, INC.


                              By:
                              Name:
                              Title:


                              WILCOX DRUG COMPANY, INC.


                              By:
                              Name:
                              Title:


                              SHUSTER LABORATORIES, INC.


                              By:
                              Name:
                              Title:

Exhibit A
to
Collateral Assignment


ISSUED PATENTS

PROCESS FOR THE ISOLATION AND PURFICATION OF ISOFLAVONES

 Country     Number      Issue Date
 US          5,679,806   10/21/1997




ARTEMISININ DIMERS WITH ANTICANCER ACTIVITY

        Country     Number        Issue Date
New     US          5,677,468     10/14/1997
CON     US          5,856,351     01/05/1999
CIP     US          5,840,925     11/24/1998*
*Jointly owned by Hauser and Johns Hopkins University


HIGH PURITY CARNOSIC ACID FROM ROSEMARY AND SAGE EXTRACTS BY PH-CONTROLLED PRECIPITATION

        Country     Number        Issue Date
DIV     US          5,859,293     01/12/1999

PENDING PATENTS

ARTEMISININ DIMERS WITH ANTICANCER ACTIVITY

     Country      Number          Filing Date
     Australia    64058/96        06/27/1996
     Canada       2,234,731       06/27/1996
     European     96923582.9      06/27/1996
     US           09/197,944      11/23/1998*
     WIPO         PCT/US96/11163  06/27/1996
     WIPO         PCT/US97/21777  12/01/1997*

*Jointly owned by Hauser and Johns Hopkins University

FOODS AND BEVERAGES CONTAINING ANTHOCYANINS STABLIZED BY PLANT EXTRACTS

     Country       Number             Filing Date
     Australia     74592/96           10/21/1996
     Canada        2,235,312          10/21/1996
     European      96936747.3         10/21/1996
     US            08/546,502         12/04/1997
     WIPO          PCT/US96/16799     10/21/1996

HIGH PURITY CARNOSIC ACID FROM ROSEMARY AND SAGE EXTRACTS BY PH-CONTROLLED PRECIPITATION

     Country       Number             Filing Date
     Australia     57248/96           05/03/1996
     Canada        2,220,223          05/03/1996
     European      96915486.3         05/03/1996
     WIPO          PCT/US96/06250     05/03/1996

HIGH PURITY BETA-CAROTENE AND PROCESS FOR OBTAINING SAME

     Country     Number         Filing Date
     US          08/864,103     05/28/1997


METHOD FOR STABILIZING CITRUS-FLAVORED COMPOSITIONS USING PLANT EXTRACTS

     Country     Number            Filing Date
     US          09/103,023        06/23/1998
     WIPO        PCT/US98/13002    06/23/1998

C-10 CARBON-SUBSTITUTED ARTEMISININ-LIKE TRIOXANE COMPOUNDS HAVING ANTIMALARIAL, ANTIPROLIFERATIVE AND ANTITUMOR ACTIVITIES

     Country  Number            Filing Date
     US       09/001,242        12/30/1997*
     US       09/183,693        10/30/1998*
     WIPO     PCT/US98/27717    12/30/1998*

*Jointly owned by Hauser and Johns Hopkins University

COMPOSITION FOR TREATING MOTION SICKNESS

     Country     Number             Filing Date
     US          To be assigned     04/20/1999


METHOD FOR THE ISOLATION OF CAFFEINE-FREE CATECHINS FROM GREEN TEA

     Country     Number         Filing Date
     US          09/226,477     01/07/1999

PROCESS FOR REMOVING IMPURITIES FROM NATURAL PRODUCT EXTRACTS

     Country     Number         Filing Date
     US          09/176,348     10/21/1998

ARTEMISININ ANALOGS HAVING ANTIMALARIAL, ANTIPROLIFERATIVE, AND ANTITUMOR ACTIVITIES AND CHEMOSELECTIVE METHODS OF MAKING THE SAME

     Country     Number         Filing Date
     US          09/228,668     01/12/1999*

*Jointly owned by Hauser and Johns Hopkins University

REGISTERED TRADEMARKS

HAUSER

Country     Number        Registration Date
US          1,025,491     11/18/1975

HAUSER stylized

Country     Number        Registration Date
US          2,002,250     09/24/1996

NATURENHANCE

Country     Number        Registration Date
US          2,200,848     11/03/1998

ROSEOX

Country     Number        Registration Date
US          2,103,416     10/07/1997

ROSEOX 660

Country     Number        Registration Date
US          2,105,411     10/14/1997

SHUSTER

Country     Number        Registration Date
US          1,341,396     06/11/1985

SHUSTER & STYLIZED S

Country     Number        Registration Date
US          1,354,603     08/13/1985

STABILENHANCE

Country     Number        Registration Date
US          2,107,775     10/21/1997

STYLIZED S

Country     Number        Registration Date
US          1,360,960     09/17/1985

TAQA

Country     Number        Registration Date
US          2,212,495     12/22/1998

TECHNICALLY ADVANCED QUALITY ASSURANCE TAQA

Country     Number        Registration Date
US          2,214,090     12/29/1998

PENDING TRADEMARKS

COLORENHANCE

Country            Number           Filing Date
US                 75/045,859       01/19/1996

CUSTOMER CONNECTED

Country            Number           Filing Date
US                 75/588,599       11/10/1998

DELIVERING WHAT NATURE INTENDED

Country            Number           Filing Date
Australia          782607           01/08/1999
Canada             1,001,411        01/07/1999
European           001037589        01/08/1999
Japan              To be assigned   01/11/1999
US                 75/517,018       07/10/1998

HAUSER CERTIFIED ASSAY AND DESIGN

Country            Number           Filing Date
Canada             896,552          11/16/1998
US                 75/485,921       05/15/1998

TT550

Country            Number           Filing Date
Australia          782606           01/08/1999
Canada             1,001,412        01/07/1999
European           001036656        01/07/1999
Japan              To be assigned   01/11/1999
US                 75/516,904       07/10/1998


Exhibit B
to
Collateral Assignment


ADDRESSES FOR NOTICE

Party     Mailing Address